SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 10, 2001



                                    NQL INC.
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



         0-10558                                           33-0887356
  (Commission File Number)                              (I.R.S. Employer
                                                       Identification No.)


             19000 MacArthur Boulevard, 5th Floor, Irvine, CA 92626
               (Address of Principal Executive Offices) (Zip Code)




                                 (949) 440-7902
                         (Registrant's telephone number,
                              including area code)

Item 4.  Changes in Registrant's Certifying Accountants.

On October 10, 2001, the Company informed Ernst & Young LLP ("E&Y") that E&Y would no longer be retained as the Company's independent auditor. The reasons for this decision are as follows: (i) the Company desires to reduce its annual auditors fees as it has significantly reduced its overhead and operational expenses; and (ii) the Company no longer has a need for an accounting firm as large as E&Y and desires a firm that is more in line with the Company's current size.

E&Y audited the Company's consolidated financial statements for the years ended December 31, 2000 and 1999. The report of Ernst & Young LLP on the Company's consolidated financial statements for the year ended December 31, 2000, was modified to include a going concern uncertainty. During the years ended December 31, 2000 and 1999 and during the portion of 2001 prior to the board of directors' decision to make a change, there were no disagreements between the Company and E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

The decision not to retain E&Y has been approved by the board of directors of the Company.

Effective October 10, 2001, the Company retained J.H. Cohn LLP to serve as its independent auditor for fiscal year 2001. The decision to retain J.H. Cohn LLP has also been approved by the Company's board of directors. During the Company's two most recent fiscal years and during the portion of 2001 prior to the board of directors' decision, the Company did not consult with J.H. Cohn LLP regarding the application of accounting principles to a specified transaction nor the type of audit opinion that might be rendered on the Company's consolidated financial statements.

Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits

               16.1 Ernst &  Young's  Letter  of  Agreement  to  Securities  and
                    Exchange Commission dated October 11, 2001.


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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NQL INC.


Date:  October 11, 2001                   By:/s/ David Pallmann
                                             -----------------------------------
                                              David Pallmann
                                              President

                                Index to Exhibits


Exhibit                              Description
-------                              -----------


 16.1          Ernst & Young's Letter of Agreement to SEC dated October 11, 2001





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